UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Bread Financial Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Bread financial logo C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Bread Financial Holdings, Inc. Annual Meeting of Stockholders Tuesday, May 19, 2026 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BFH for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/BFH For a convenient way to view the proxy materials, VOTE, and obtain instructions to attend the meeting, go to www.proxydocs.com/BFH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 8, 2026. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K for the year ended December 31, 2025 Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 19, 2026 For Stockholders of Record as of March 25, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/BFH Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved bread financial logo Bread Financial Holdings, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR all the nominees listed and FOR PROPOSALS 2, 3 and 4. PROPOSAL 1. ELECTION OF DIRECTORS 1.01 Ralph J. Andretta 1.02 John J. Fawcett 1.03 John C. Gerspach, Jr. 1.04 Praniti Lakhwara 1.05 Rajesh Natarajan 1.06 Joyce St. Clair 1.07 Timothy J. Theriault 1.08 Laurie A. Tucker 1.09 Sharen J. Turney 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION 3. APPROVAL OF THE 2026 EMPLOYEE STOCK PURCHASE PLAN 4. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2026 5. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF